INCOME TAXES	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 10:       INCOME TAXES

Taxable income of Israeli companies is generally subject to corporate tax at the rate of 26.5%. The corporate tax rate is scheduled to remain at a rate of 26.5% for future tax years.

Israeli companies are entitled to Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law"). Commencing 2011, Perion and its Israeli subsidiary elected to apply the new Preferred Enterprise benefits under the Law which include reduced tax rates of currently 16.0%.

A significant portion of the Company's income is taxed in Israel and in the U.S. pursuant to the Undertone acquisition on November 30, 2016.  The federal statutory income tax rate in the U.S. is 35.0%. Foreign subsidiaries in Europe are taxed according to the tax laws in their respective countries of residence.

The Company recorded an income tax benefit of $3,993 and tax expenses of $6,522 for the six months ended June 30, 2016 and 2015, respectively. The decrease in income taxes is primarily a result of the decrease in the income before tax which is attributable to three factors; the transition to the current search rev-share model, replacing the search revenues that were without expense in 2015, a $9,215 increase in depreciation and amortization expenses, primarily from intangible assets acquired with Undertone, a $4,398 increase in financial expenses also primarily associated with financing the Undertone operation.

The effective tax rate was 91.8% and 34.8% for the six months ended June 30, 2016 and 2015, respectively. The comparison of our effective tax rate between periods is significantly impacted by the level of pre-tax income earned and the mix between the different jurisdictions.